EXHIBIT 99.1

Lygos and Flexible Solutions International Announce Registration Statement on Form S-4 Related to Proposed Merger

BERKELEY, Calif. and VICTORIA, British Columbia July 25, 2022 — Lygos, Inc., a vertically integrated biotechnology provider of sustainable specialty ingredients, and Flexible Solutions International Inc. (FSI) (NYSE American: FSI), a developer and manufacturer of biodegradable products, today announced that FSI has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (SEC) on July 25, 2022 in connection with its proposed merger with Lygos.

On April 18, 2022, Lygos and FSI announced a definitive merger agreement in an all-stock transaction to form a leading sustainable specialty ingredient company for agricultural, industrial, and consumer applications. The merger transaction followed a fully funded $160 million of growth capital investment in Lygos. The agreement has been unanimously approved by the boards of directors of both companies and is subject to, among other things, the approval of Lygos and FSI stockholders and the satisfaction or waiver of other customary closing conditions.

FSI is an environmental technology company involved in research, development, and manufacturing of supplies that are designed to increase crop yield, conserve energy, and reduce environmental impact. Lygos’ proprietary fermentation technology platform, which utilizes the latest advances in bioengineering and data science to convert sustainable sugars into multi-functional organic acids, helps improve the performance of FSI’s biodegradable, water-soluble cleaning and water treatment solutions. These bio-based ingredients are designed to make existing products more sustainable, while also offering performance, supply chain, and environmental advantages over traditional industrial chemicals.

The registration statement on form S-4, which contains a preliminary proxy statement/prospectus, is available on the SEC’s website at www.sec.gov. These documents contain important information about Lygos, FSI, and the proposed acquisition. The registration statement has not yet become effective and the information contained therein and in the preliminary proxy statement/prospectus is subject to change.

About Lygos

Lygos has created a biological engineering platform focused on sustainable production of organic acid bio-monomers. Lygos’ bio-based ingredients offer alternatives to traditional industrial suppliers, enabling customers to create better, environmentally safer products.

For more information, visit www.lygos.com and follow us @LygosBiotech.

About Flexible Solutions International

Flexible Solutions International Inc. (www.flexiblesolutions.com), or FSI, based in Taber, Alberta, is an environmental technology company. FSI provides biodegradable, water-soluble products utilizing thermal polyaspartate (TPA) biopolymers. TPA beta-proteins are manufactured from the common biological amino acid, L-aspartic acid, and can be used in applications including scale inhibition, detergent formulation, water treatment and crop enhancement. FSI is the developer and manufacturer of WaterSavrTM, a commercially viable water evaporation retardant. WaterSavrTM reduces evaporation on reservoirs, lakes, aqueducts, irrigation canals, ponds and slow moving rivers. HeatsavrTM, a “liquid blanket” evaporation retardant for the commercial swimming pool and spa markets, reduces energy costs and can result in reduced indoor pool humidity.

Additional Information about the Proposed Merger and Where to Find It

The proposed business combination will be submitted to stockholders of Lygos for their consideration. Lygos has filed the Registration Statement, which includes both a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement to be distributed to Lygos’ stockholders in connection with Lygos’ solicitation of proxies for the vote by its stockholders in connection with the business combination and other matters as described in the Registration Statement. Lygos urges its investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed by Lygos with the SEC, because these documents will contain important information about Lygos, FSI and the business combination. After the Registration Statement is declared effective, Lygos will mail the definitive proxy statement/prospectus to its stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the Registration Statement, including the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the business combination and other documents filed by Lygos with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

FSI and its directors and executive officers and Lygos and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FSI in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the joint proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of FSI is also included in FSI’s Annual Report on Form 10-K for the year ended December 31, 2021. These documents are available free of charge at the SEC web site (www.sec.gov) and from the CEO of FSI at the address described above.

Forward-Looking Statements

This press release contains forward-looking statements based upon FSI’s and Lygos’ current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed merger; the combined company’s listing on the NYSE American after closing of the proposed merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; the combined company’s expected cash position at the closing of the proposed merger; the future operations and success of the combined company; the nature, strategy and focus of the combined company; the success, cost and timing of the combined company’s product development activities, studies and clinical trials, the success of competing products that are or become available, the combined company’s ability to obtain approval for and commercialize its product candidates; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; the expected charges and related cash expenditures that FSI expects to incur; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely obtain stockholder and shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed merger and the ability of each of FSI and Lygos to consummate the proposed merger; (iii) risks related to FSI’s ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; (v) the risk that as a result of adjustments to the exchange ratio, FSI shareholders and Lygos stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of FSI common shares relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in FSI’s Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC, and in other filings that FSI makes and will make with the SEC in connection with the proposed merger, including the proxy statement/prospectus/information statement described above under “Additional Information.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. FSI expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Lygos and the Lygos logo are trademarks of Lygos, Inc. Any other brands may be trademarks of their respective holders.

Lygos Contacts: Investor Contact: Kevin Murphy Argot Partners 212-600-1902 lygos@argotpartners.com	FSI Contact: Investor Contact: Jason Bloom 800.661.3560 info@flexiblesolutions.com
Media Contact: Ethan Andersen Argot Partners 212-600-1902 lygos@argotpartners.com